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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 12, 1999


                               SUITE 101.COM, INC
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           (Exact name of the Registrant as specified in its charter)


(State or other jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification No.)
 incorporation or organization)
           Delaware                        0-25136                           33-0464753

 1122 Mainland Street - Suite 390 - Vancouver, British Columbia, Canada V6B 5L1
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      (Address of the Registrant's principal executive offices) (Zip Code)

                                 (604) 682-1400
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               Registrant's telephone number, including area code:

                                      None.
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         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

         On April 12, 1999, the Registrant completed the sale of 1,000,000 units (the "Units") of securities, each Unit consisting of two shares of Common Stock, par value $0.001 per share, and one warrant to purchase one share of Common Stock. The Units were sold at a price of (US) $5.00 per Unit. Each warrant included in the Units is exercisable at a price of (US) $4.50 per share, subject to anti-dilution adjustment, through February 29, 1999. At any time after the shares of Common Stock issuable on exercise of the warrants have been registered under the Securities Act of 1933, as amended (the "Securities Act") and provided that the average of the high bid and low asked prices for the Registrant's Common Stock, as quoted in the OTC Bulletin Board, equals or exceeds (US) $5.00 per share for 20 consecutive trading days ending on the third business day prior thereto, the Registrant may at its option redeem the warrants at a price of (US) $0.01 per warrant.

         The Units and the securities included in the Units were offered and sold in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof and by Regulation D adopted under the Securities Act. The Units were sold to persons who represented that they are "accredited investors" as defined under Regulation D and that they were purchasing the securities for investment and not for distribution.

         The Registrant received gross proceeds of $5.0 million from the sale of the Units before deducting cash commissions of approximately $300,000. The net proceeds are intended to be used for marketing and advertising, member service enhancements, working capital and general corporate purposes and to repay loans. In addition to cash commissions, the Registrant agreed to issue three-year warrants exercisable at $5.50 per share to purchase an aggregate of approximately 65,000 shares as compensation in connection with the offering.

         The Registrant has agreed to file a registration statement under the Securities Act within 90 days after the expiration of the offering to register the Common Stock included in the Units and issuable on exercise of the warrants.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.
                           Not applicable

         (b)      Pro forma financial information
                           Not applicable

         (c)      Exhibits:

                  99.1     Press release dated March 31, 1999.

                  99.2     Press release dated April 9, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SUITE 101.COM, INC.

                                            By:   /s/  PETER L. BRADSHAW
                                                  ------------------------------
                                                  Peter L. Bradshaw, President

Date:  April 26, 1999


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